UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: February 9, 2011
(Date of earliest event reported)

NATURAL RESOURCES USA CORPORATION
(Exact name of registrant as specified in its charter)

000-15474
(Commission File Number)

Utah	87-0403973
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3200 County Road 31, Rifle, Colorado 81650
(Address of principal executive offices, including zip code)

(214) 253 2556
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2011 at the annual meeting of the shareholders of Natural Resources USA Corporation, the shareholders elected three new directors to the company’s board of directors.  The new directors are:  Mr. Leigh Hall, Mr. Wayne Richardson and Mr. Alan You Lee.  They were nominated for election by the board of directors following their recommendation for nomination by Sentient.

At the annual meeting of shareholders, Mr. Robert van Mourik, Mr. Robert Woolard and Mr. James Riley retired as directors.  Mr. Michel Marier was not nominated for re-election.

At the meeting of the board of directors following the annual meeting of shareholders, Mr. Wayne Richardson was appointed to the Compensation Committee in place of Mr. Alan De’ath.

Item 5.07 Submission of Matters to a Vote of Security Holders

On Wednesday, February 9, 2011, Natural Resources USA Corporation held its annual meeting of shareholders at the Doubletree Hotel, 9599 Skokie Blvd., Skokie, Illinois, at 10 a.m. local time.  Shareholders representing 345,175,163 shares or 97.9% of the shares authorized to vote (352,413,582) were present in person or by proxy, representing a quorum for the purposes of the annual meeting of shareholders.  The matters acted upon at the annual meeting of shareholders are described in detail in  our definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on January 12, 2011, and its supplement on Schedule 14A, filed with the Securities and Exchange Commission on January 26, 2011 pursuant to which proxies were solicited.

At the annual meeting of shareholders, our shareholders approved the following:

Proposal #1	Voted For	Withheld
The election of the nominees to the Company’s board of directors to serve until the Company’s 2011 Annual Meeting of Shareholders or until successors are duly elected and qualified:
Bill H. Gunn	340,087,128	5,088,035
Neil E. Summerson	340,207,829	4,967,334
Geoffrey C. Murphy	343,349,482	1,825,681
J. Jeffrey Geldermann	343,349,482	1,825,681
Paul-Henri Couture	342,417,801	2,757,362
Alan De’ath	342,416,207	2,758,956
Leigh Hall	342,295,476	2,879,687
Wayne Richardson	342,417,207	2,757,956
Alan You Lee	342,416,207	2,758,956

Proposal #2	For	Against	Abstain
To ratify the appointment of the Company’s independent registered public accounting firm for the transition period ending December 31, 2010.	342,399,428	2,757,212	18,523
Proposal #3	For	Against	Abstain
To approve a resolution to amend the Company’s By-Laws to provide for the taking of action by less than unanimous consent of the Company’s shareholders.	342,274,614	2,882,367	18,182
Proposal #4	For	Against	Abstain
To approve conducting an advisory (non-binding) vote to approve the compensation of the company’s executive officers.	342,032,858	3,139,619	2,686
Proposal #5	One Year	Two Years	Three Years	Abstain
To conduct an advisory (non-binding) vote to determine the frequency of future advisory votes on executive compensation.	6,160,811	390	338,994,701	19,261136

Proposal # 3 required a majority of the minority shareholders to vote FOR to be carried.  As there were insufficient votes for the proposal to be adopted it was not passed.

The outcome of the voting on Proposal # 5 is that the advisory vote to approve compensation of the company’s executive officers will be held every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCES USA CORPORATION
(Registrant))
Date: February 10, 2011
	By:	/s/ Robert van Mourik
	Name:	Robert van Mourik
	Title:	Chief Financial Officer